                                                                   EXHIBIT 10.51



                   CONTINUING UNLIMITED COMMERCIAL GUARANTY

- ---------------------------------------------------------------------------------------------------------------------------------
Principal         Loan Date         Maturity           Loan No           Call        Collateral     Account    Officer   Initials
                                                                         A100            00                      0100
- ----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Borrower:  Phoenix International Ltd., Inc.                             Lender:  BARNETT BANK OF CENTRAL FLORIDA, N.A.
           900 Winderley Place, Suite 140                                        707 Mendham Blvd.
           Maitland, FL 32751                                                    Suite 9973
                                                                                 ORLANDO, FL 32825-3252

Guarantor: Bahram Yusefzadeh
           900 Winderly Place, Suite 140
           Maitland, FL 32751
===================================================================================================================================


AMOUNT OF GUARANTY.  The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, and for the purpose(s) of inducing BARNETT BANK OF CENTRAL FLORIDA, N.A. ("Lender") to extend, make, renew, modify and/or continue to extend, make, renew or modify the Indebtedness (as that term is defined below), Bahram Yusefzadeh ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Lender or its order, in lawfully obtained legal tender of the United States of America, the Indebtedness of Phoenix International Ltd., Inc. ("Borrower") to Lender of the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS.      The following words shall have the following meanings when used in this Guaranty:

        BORROWER: The word "Borrower" means Phoenix International Ltd., Inc..

        GUARANTOR: The word "Guarantor" means Bahram Yusefzadeh.

        GUARANTY:  The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 14, 1996.

        INDEBTEDNESS. The word "Indebtedness" means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, as well now existing, or hereinafter incurred or created and any renewals, modifications, extensions, substitutions or consolidations thereof, including, without limitation, all loans, advances, interest, costs, documentary stamp and/or intangible taxes, debts, overdraft indebtedness, letters of credit, credit card indebtedness, lease obligations, business services, other obligations, and liabilities of Borrower, secured or unsecured, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or, surety; whether direct or indirect; whether guaranteed or secured; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

        LENDER. The word "Lender" means BARNETT BANK OF CENTRAL FLORIDA, N.A., its successors and assigns.

        RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.


NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any written notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.
Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. This Guaranty may be revoked only with respect to indebtedness incurred or contracted by Borrower, or acquired by Lender thirty (30) days or more after the date on which written notice of revocation is actually received by Lender. No notice of revocation hereof shall be effective as to any Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired by Lender, within thirty (30) days after receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment under which Borrower is or may become obligated to Lender; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing. Any revocation of this Guaranty by less than all guarantors of the Indebtedness shall not affect the liability hereunder of the remaining guarantors as to any present or future transactions or Indebtedness. The death of any guarantor of the Indebtedness shall not operate as a revocation of liability hereunder of the estate of any such guarantor as to transactions entered into or Indebtedness created subsequent to such death until actual receipt by Lender of written notice of the death of such guarantor. Guarantor waives notice of revocation given by any other guarantor of the Indebtedness. Any payment by Guarantor with respect to the Indebtedness guaranteed shall not reduce the maximum obligation hereunder, unless written notice to that effect be actually received by Lender at or prior to the time of such payment. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00). This Guaranty and Guarantor's obligations hereunder remains fully enforceable irrespective of any claim, defense, or counterclaim which Borrower may assert on the Indebtedness, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, same of which Guarantor hereby waives along with any standing by Guarantor to assert any said claim, defense or counterclaim. In the event that any bankruptcy, insolvency, receivership, or similar proceeding is instituted by or against Guarantor in the event that Guarantor becomes insolvent, makes an assignment for the benefit of creditors, or attempts to effect a composition with creditors, or in the event of the death of Guarantor, then, at Lender's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable, and enforceable against Guarantor, whether or not any Indebtedness is then due and payable.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or

05-14-1996         CONTINUING UNLIMITED COMMERCIAL GUARANTY              Page 2
Loan No 00700079395             (Continued)
===============================================================================


DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, SUPPLEMENT, COMPROMISE, MODIFY, RENEW, EXTEND, TERMINATE, ACCELERATE, WAIVE OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS, CONDITIONS OR PROVISIONS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS AND MODIFICATIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND RELEASE, SURRENDER, DEAL WITH, ABSTAIN FROM TAKING, TAKE, SUBSTITUTE, EXCHANGE, ENFORCE, WAIVE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL AND WITHOUT APPLICATION OF ANY SECURITY PROCEEDS TO THE INDEBTEDNESS; (D) TO RELEASE, SUBSTITUTE, ADD, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE;
(G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART; (I) TO NOT RESORT TO, ENFORCE OR EXHAUST ANY OF LENDER'S REMEDIES AGAINST BORROWER OR ANY OTHER PARTY WHO MAY BE LIABLE FOR PAYMENT OF THE INDEBTEDNESS OR NOT RESORT TO, MARSHALL, ENFORCE, FINALIZE, OR EXHAUST, IN PART OR IN WHOLE, ANY OF ITS REMEDIES AGAINST ANY COLLATERAL GIVEN OR HELD AS SECURITY FOR THIS GUARANTY OR THE INDEBTEDNESS; OR (J) TO ACCEPT PARTIAL PAYMENTS OF ACCOUNT OF THE INDEBTEDNESS.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Guarantor has, to its own satisfaction, independently investigated (and relies exclusively on): (i) Borrower's credit history; (ii) Borrower's payment history with Lender, if any; (iii) Borrower's past, current and projected financial condition; and (iv) the sufficiency of collateral if any, supporting Borrower's indebtedness; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment, enforce or exhaust any remedy or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against, enforce or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to pursue any other remedy within Lender's power; (f) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever; or (g) to proceed directly against, enforce or exhaust any remedies against Borrower, any other guarantor, or any other person. Additionally, Guarantor hereby waives any right to assert against Lender any defense (legal or equitable), setoff, counterclaim, and/or claim of any kind or value (a) that Guarantor may now or have against Borrower in any way or manner or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, and/or enforceability of Lender's lien on any collateral or security for the indebtedness or any guaranty or agreement of any other guarantor.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessations of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. This provision shall survive termination of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on the indebtedness against any and all the accounts set forth below in the Accounts section without prior demand or notice to Guarantor.

ACCOUNTS. Guarantor grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, Guarantor's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA, Keogh, and trust accounts.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal

05-14-1996        CONTINUING UNLIMITED COMMERCIAL GUARANTY            Page  3
Loan No 00700079395            (Continued)
===============================================================================

Lender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

FINANCIAL INFORMATION. If Guarantor is an individual, Guarantor shall provide to Lender annually, signed and dated personal financial statements on Lender's forms and, immediately after filing, Guarantor's personal income tax return filed for the past calendar year. If Guarantor is a non-individual, notwithstanding anything else contained in any document executed in conjunction with the indebtedness, at a minimum Guarantor shall provide to Lender annually, or more often if requested by Lender, Guarantor's balance sheet and income statement, statement of cash flow and notes to statements certified as correct to the best knowledge and belief by Guarantor's chief financial officer or other officer or person acceptable to Lender.

GARNISHMENT. Guarantor consents to the issuance of a continuing writ of garnishment or attachment against Guarantor's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

    AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida.

    ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the Indebtedness, this Guaranty, or the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

    NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, notification by telefacsimilie is specifically not allowed, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

    INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provisions of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

    TIME. Time is of the essence of all requirements of Guarantor herein.

    WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 14, 1996.

GUARANTOR:
x /s/ Bahram Yusefzadeh
- ----------------------------
 Bahram Yusefzadeh
================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.20b(c) 1996 CFI ProServices, Inc. All rights reserved. [FL-E20 E3.20 F3.20 P3.20 0728754.LN C25.OVL]